U.S. Poultry and Egg Association
2011 Grain Forecast and Economic Outlook Conference
Atlanta Airport Hilton Hotel
November 9, 2011
Dr. Michael R. Rahm
Vice President
Market and Strategic Analysis
The Mosaic Company
Phosphate Outlook
Exhibit 99.1

Safe Harbor Statement
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such
statements include, but are not limited to, statements about future financial and operating results. Such statements are based upon the current beliefs and expectations of The Mosaic Company’s management and are subject to significant risks and uncertainties. These risks and uncertainties include but are not limited to the predictability and volatility of, and customer expectations about, agriculture, fertilizer, raw material, energy and transportation markets that are subject to competitive and other pressures and economic and credit market conditions;
the level of inventories in the distribution channels for crop nutrients; changes in foreign currency and exchange rates; international trade risks changes in government policy; changes in environmental and other governmental regulation, including greenhouse gas regulation and implementation of the U.S. Environmental Protection Agency’s numeric water quality standards for the discharge of nutrients into Florida lakes and streams; further developments in the lawsuit involving the federal wetlands permit for the extension of the Company’s South Fort
Meade, Florida, mine into Hardee County, including orders, rulings, injunctions or other actions by the court or actions by the plaintiffs, the
Army Corps of Engineers or others in relation to the lawsuit, or any actions the Company may identify and implement in an effort to mitigate the effects of the lawsuit; other difficulties or delays in receiving, or increased costs of, necessary governmental permits or approvals; further developments in the lawsuit involving the tolling agreement at the Company's Esterhazy, Saskatchewan, potash mine, including settlement or orders, rulings, injunctions or other actions by the court, the plaintiff or others in relation to the lawsuit; the effectiveness of our processes for managing our strategic priorities; adverse weather conditions affecting operations in Central Florida or the Gulf Coast of the United States,
including potential hurricanes or excess rainfall; actual costs of various items differing from management’s current estimates, including, among others, asset retirement, environmental remediation, reclamation or other environmental regulation, or Canadian resources taxes and royalties; accidents and other disruptions involving Mosaic’s operations, including brine inflows at its Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

3 Agenda The Mosaic Company Agricultural Outlook Phosphate Outlook - Near Term - Long Term

The Mosaic Company We help the world grow the food it needs

The Mosaic Company: History
Formed on October 22, 2004
Combination of IMC Global and the Crop Nutrition business of Cargill
Deep roots in agriculture and crop nutrition
Largest phosphate and potash producer in the world
Leading feed phosphate producer in the United states
Innovation core competency

0.0 3.0 6.0 9.0
Mosaic
PotashCorp
Uralkali
Belaruskali
OCP
Israel Chemicals
K+S
Yuntianhua
GCT
Agrium
mil tonnes nutrient
World's Largest P&K Producers
by 5-year average production (2006-2010)
K2O P2O5
Mosaic – The Largest P&K Company
Global Operations and Distribution:
Largest combined P&K producer
Operations in eight countries
Serving customers in approximately 40 countries
Five potash mines and production facilities
Nine phosphate rock mines and plants
Annual potash peaking capacity — 10.3 million tonnes
Annual phosphate capacity — 9.7 million tonnes
Products and Services
Broad range of phosphate and potash
products for crop nutrition, livestock feed and
industrial uses
Premium products like the MicroEssentials
®
,
K-Mag
®
, Pegasus™ and Nexfos™ product lines
Mosaic K2O production includes the POT/MOS tolling
agreement production, mined, milled and shipped by
MOS.
Uralkali production reflects combined Uralkali and Silvinit
production over the period
•
•
Source: IFA, company reports, Mosaic

7 Mosaic Feed Products

Introducing Introducing the the Next Next Generation Generation of of Feed Feed Grade Grade Phosphate Phosphate

The First Innovation in Feed-Grade Phosphate in decades!
• The unique Nexfos formulation offers increased efficiency, enhanced bio-
availability and a higher sustainable concentration of phosphate.
9
Granulated feed-grade monodicalcium phosphate for animal and poultry feed
High 19% phosphorus content provides flexibility and economy in formulations
Available for delivery November 2011

Agricultural Outlook

A bumper crop is needed in 2012/13
300
350
400
450
500
550
600
650
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11E 11/12F 12/13F
Mil Tonnes
World Grain & Oilseed Stocks
Historical 2012/13 Range 2012/13 Medium Scenario
Source: USDA and Mosaic
Grain and Oilseed Scenario Assumptions
Low Medium High
Harvested Area Change -0.25% 0.00% 0.25%
Yield Deviation from Trend * Largest Negative 0.0% Largest Positive
Demand Growth 2.00% 2.25% 2.50%
* Largest deviation from the 11-year trend 2000-2010

Strong acreage response but below trend yields
2.40
2.50
2.60
2.70
2.80
2.90
3.00
3.10
780
800
820
840
860
880
900
920
940
00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10 10/11 11/12
MT Ha Mil Ha
World Grain and Oilseed Area and Yields
Harvested Area Yield Trend
Source:  USDA

Corn market is tightest
5%
10%
15%
20%
25%
30%
35%
40%
45%
50%
0
25
50
75
100
125
150
175
200
225
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
Percent Mil Tonnes
World Corn Stocks
Stock Pct of Use
Source: USDA
0
7
14
21
28
35
42
49
56
63
70
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
5.0
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
Pct of Use
Bil Bu
U.S. Corn Stocks
Billion Bu Pct of Use
Source: USDA
0%
5%
10%
15%
20%
25%
30%
35%
0
10
20
30
40
50
60
70
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
Percent
Mil Tonnes
World Soybean Stocks
Stock Pct of Use
Source: USDA
0
5
10
15
20
25
30
0
100
200
300
400
500
600
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08 10
Pct of Use
Mil Bu
U.S. Soybean Stocks
Million Bu Pct of Use
Source: USDA

1. Population growth and increases in per capital GDP are
expected to generate steady and predictable increases
in global grain and oilseed (food) demand.
2. Farmers around the globe will need to harvest record
area and produce yields that exceed the 30-year trend
in order to meet projected demand.
3. Additional harvested area and higher yields will drive
continued increases in crop nutrient demand.
2
3
1
The Food Story – Connecting the Dots
Long Term Outlook
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
5,000
5,500
80 85 90 95 00 05 10 15 20 25 30 50
Mil Tonnes
Source:  USDA and Mosaic
World Grain and Oilseed Use
Actual for U.S. Ethanol Actual Forecast for U.S. Ethanol Forecast
1.75
2.00
2.25
2.50
2.75
3.00
3.25
3.50
3.75
4.00
750
775
800
825
850
875
900
925
950
975
80 85 90 95 00 05 10 15 20 25 30
MT Ha
Mil Ha
Source:  USDA and Mosaic
World Harvested Area and Average Yield
Actual Area Forecast Area Actual Yield
Required Yield 1980-10 Yield Trend 2000-10 Yield Trend
60
80
100
120
140
160
180
200
220
80 85 90 95 00 05 10 15 20
Mil Tonnes
World Crop Nutrient Use
Actual - FSU Actual - ROW Mosaic Model
IFA Fertecon Mosaic Survey

Global demand prospects are outstanding
100.0
110.0
120.0
130.0
140.0
150.0
160.0
170.0
180.0
190.0
200.0
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10 11/12F 13/14F 15/16F
Mil Tonnes
Source:  IFA May 2011
World Nutrient Use
75.0
80.0
85.0
90.0
95.0
100.0
105.0
110.0
115.0
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10 11/12F 13/14F 15/16F
Mil Tonnes N
Source:  IFA May 2011
World Nitrogen Use
25.0
27.5
30.0
32.5
35.0
37.5
40.0
42.5
45.0
47.5
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10 11/12F 13/14F 15/16F
Mil Tonnes P O
Source:  IFA May 2011
World Phosphate Use
15.0
17.5
20.0
22.5
25.0
27.5
30.0
32.5
35.0
95/96 97/98 99/00 01/02 03/04 05/06 07/08 09/10 11/12F 13/14F 15/16F
Mil Tonnes K O
Source:  IFA May 2011
World Potash Use
2
2 5

Near Term Phosphate Outlook: Outstanding Demand – Uncertain Supply

17 Phosphate prices continue to trend upward 100 200 300 400 500 600 700 800 900 1000 1100 1200 1300 00 01 02 03 04 05 06 07 08 09 10 11 $ MT DAP Prices fob Tampa Vessel Source: Fertecon

Prices driven in part by cost pressures
0
100
200
300
400
500
600
700
00 01 02 03 04 05 06 07 08 09 10 11
$ LT
Sulphur Prices
c&f Tampa
Source: Green Markets
0
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09 10 11
$ MT
Ammonia Prices
c&f Tampa
Source: Fertecon
0
50
100
150
200
250
300
350
400
450
500
00 01 02 03 04 05 06 07 08 09 10 11
$ MT
Phosphate Rock Prices
fob Morocco
Source: Green Markets
Current raw materials costs
Current Estimates
$ Tonne MT Per Unit Cost
U.S. Gulf MT DAP Cost MT DAP
Rock 1.630 220 359
Sulphur 0.400 205 82
Ammonia 0.230 705 162
Total 603
Source:  Fertecon and Mosaic. 547 per ton
Assumes 67% BPL rock and a 92% recovery rate.

Surging global phosphate shipments
51
47
52
58
60-61
62-64
25
30
35
40
45
50
55
60
65
70
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tonnes
DAP/MAP/TSP
World Processed Phosphate Shipments
Source: Fertecon, IFA and Mosaic

Broad-based demand growth
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tonnes Latin America Processed Phosphate Import Demand
Other Chile Mexico Argentina Brazil Source: Fertecon, IFA and Mosaic
0
2
4
6
8
10
12
14
16
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tonnes
Asia+Oceania Processed Phosphate Import Demand
Other Vietnam Japan
Australia China Pakistan
India
Source: Fertecon, IFA and Mosaic
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tonnes
Australia Processed Phosphate Import Demand
TSP MAP DAP
Source: Fertecon, IFA and Mosaic
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tonnes
Argentina Processed Phosphate Import Demand
TSP MAP DAP
Source: Fertecon, IFA and Mosaic

NA phosphate use and shipments
8.5
9.3
6.1
7.9
9.8
9.3
3.0
4.5
6.0
7.5
9.0
10.5
12.0
3.0
3.5
4.0
4.5
5.0
5.5
6.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tons
Product
Mil Tons
P
2
O
5
NA Phosphate Use and DAP/MAP/TSP Shipments
Phosphate Use Total Shipments
Source: AAPFCO, TFI, IFA and Mosaic
Fertilizer Year Ending June 30

Feed phosphate sales a different story
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
85 87 89 91 93 95 97 99 01 03 05 07 09
Mil ST
Source:  TFI
U.S. Feed Phosphate Sales
DF Rock Monocal Dical
Demand Drivers
Phytase
DDGS
Imports

Betting on China -- how many exports?
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F
Mil Tonnes
China Processed Phosphate Export Supply
TSP MAP DAP
Source: Fertecon, IFA, China Customs and Mosaic

24 Betting on Ma’aden -- how many exports? 0.0 0.5 1.0 1.5 2.0 2.5 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11F 12F Mil Tonnes Saudi Arabia DAP Export Supply Source: Fertecon, IFA and Mosaic

U.S. plants running at high and steady rates
0
20
40
60
80
100
0.0
0.2
0.4
0.6
0.8
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
%
Mil Tons
U.S. Phosphoric Acid Production and Op. Rates
MIN MAX Range (04/05-08/09) 09/10 Production 09/10 Op. Rates
Source: TFI and Mosaic
0
20
40
60
80
100
0.0
0.2
0.4
0.6
0.8
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
%
Mil Tons
U.S. Phosphoric Acid Production and Op. Rates
MIN MAX Range (05/06-09/10)
10/11 Production
10/11 Op. Rates
Source: TFI and Mosaic
0
20
40
60
80
100
0.0
0.2
0.4
0.6
0.8
1.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
%
Mil Tons
U.S. Phosphoric Acid Production and Op. Rates
MIN MAX Range (06/07-10/11)
11/12 Fcst
11/12 Op. Rates Fcst
Source: TFI and Mosaic
P O
2 5
P O
2 5
P O
2 5

Producer stocks remain at low levels
0.0
0.2
0.4
0.6
0.8
1.0
1.2
1.4
1.6
1.8
2.0
Jul
07/08
Oct Jan Apr Jul
08/09
Oct Jan Apr Jul
09/10
Oct Jan Apr Jul
10/11
Oct Jan Apr Jul
11/12
Mil Tons
U.S. DAP and MAP Producer Stocks
Source: TFI

Factors to Watch
Agricultural commodity prices
Raw materials costs and availability
Export supply from North Africa
Ramp up of Ma’aden’s production
U.S. production
Swings in distribution pipeline inventories
Price expectations and market sentiment

Long Term Phosphate Outlook: Will Supply Keep Pace with Demand?

Producer stocks remain at low levels
0
10
20
30
40
50
60
70
80
95 00 05 10 15 20
World Phosphate Shipments
Million Tonnes DAP/MAP/MES/TSP
74%
66%
80%
68%
79%
50%
60%
70%
80%
90%
95 00 05 10 15 20
World Acid Operating Rates
66%
82%
75%
84%
50%
60%
70%
80%
90%
95 00 05 10 15 20
World Rock Operating Rates
Based on expectation for significant increases in capacity from Morocco, Saudi
Arabia, China, Brazil and elsewhere, global phosphate rock and phosphoric acid operating rates are expected to remain stable at current high levels or trend upward slightly during the decade.
Global demand for the main crop
nutrient products is projected to
increase 2.5% to 3.0% per year
this decade or from 58 million
tonnes in 2010 to 74 to 78 million
tonnes in 2020.
F
F F F F
F

30 Available online at http://www.mosaicco.com/products.htm

Phosphate Outlook
Thank You!
U.S. Poultry and Egg Association
2011 Grain Forecast and Economic Outlook Conference
Atlanta Airport Hilton Hotel
November 9, 2011
Dr. Michael R. Rahm
Vice President
Market and Strategic Analysis
The Mosaic Company